June 2016 Corporate Overview Exhibit 99.1

Omadacycline: Broad Spectrum Multi-Indication Oral Targeting Big 3 Community Infection Indications (1) Pallin DJ, Clinical Infectious Diseases 2009 (2) Decision Resources, 2012 (3) AMR Data 2015 IMS analytics link MIDAS ABSSSI CABP UTI Broad Spectrum for Community-Acquired Resistance Well-tolerated, Once-Daily, Oral and IV Monotherapy 8M visits(1) 3.9M visits(2) 25M Prescriptions(3)

Critical Need for a New Broad Spectrum Oral Antibiotic ABSSSI: High Resistance Rates to Generic Antibiotics Resistance rates to generic oral broad spectrum antibiotics used for community ABSSSI (9M RX in the U.S.)(6) Common ABSSSI pathogens >80% of all infections(2) TMP/SMX(4) Tetracycline(3) Clindamycin(3) Amoxicillin-Clavulanic Acid(4) Levofloxacin(3) Staphylococcus aureus 2.3% 3.6% 15.0% 40.9% 36.5% MRSA 4.3% 4.7% 28.5% 100% 69.3% B-hemolytic Streptococcus NA1 43.6% 18.6% 0% 0.3% (1) B-hemolytic strep are not tested with TMP/SMX and it is presumed they would be at least 30% resistant. All other strep combined, resistance rate is 35% JMI Surveillance 2010, data on file (2) Clin Infect Dis. 2010 Sep 15;51(6):641-50. doi: 10.1086/655827 (3) JMI surveillance 2015, data on file (4) JMI Surveillance 2010, data on file (5) Rising U.S. Hospital Admissions for Gram+ Acute Bacterial Skin and Skin Structure Infections (Absssi) A. Khachatryan, MPH; D. Patel, PhD; J. Stephens, PharmD, BCPS; K. Johnson, PharmD; A. Patel, MS; K. Kaye, MD (6) AMR, US only, 2015 (reflects only hospital in-patients) 17.3% Increase in Hospital Admission Rates from 2005 to 2011(5) High Resistance Rates to Generic Broad Spectrum Oral Skin Antibiotics

Omadacycline Regulatory Strategy Oral-Only Skin Study Provides Strategic Flexibility P3 ABSSSI Oral-Only P3 ABSSSI IV/Oral SPA Approved 1+1 Strategy P3 ABSSSI IV/Oral P3 CABP IV/Oral Strategic Flexibility: Options 2 & 3 U.S. NDA/sNDA FDA Approval P3 CABP IV/Oral 1+1 NDA 2+1 NDA Skin NDA + CABP sNDA Option 1 Option 2 Option 3 or P3 ABSSSI IV/Oral NDA 1H 2018 P3 ABSSSI Oral-Only P3 CABP IV/Oral sNDA Post NDA Approval NDA 1H 2018 NDA 1H 2018

Omadacycline Potentially Addresses Unmet Needs for UTI High Resistance Rates and Fluoroquinolone Safety Concerns Organisms (# Isolates) Levofloxacin Resistant(1) TMP-SMX Resistant(2) Amoxicillin-Clavulanic Acid Resistant(1) E. coli (>4100) 35.2% 39.3% 31.8% E. coli ESBL+ (>790) 76.7% 67.8% 70.2% E. faecium (766) 89.4% -- 91.6% VRE(3) (314) 100% -- 99.4% E. faecalis (1256) 32.6% -- 0.6% (1) JMI surveillance 2011, data on file (2) JMI Surveillance 2010, data on file (3) VRE=Vancomycin Resistant E. coli; MIC ≥ 32 µg/ml Omadacycline Clears in Urine as Parent Compound ~40% Omadacycline Clearance Through Urine “The U.S. Food and Drug Administration is advising that the serious side effects associated with fluoroquinolone antibacterial drugs generally outweigh the benefits for patients with sinusitis, bronchitis, and uncomplicated urinary tract infections who have other treatment options.” FDA Bulletin (May 2016)

Omadacycline Phase 1b UTI Study Actively Enrolling Imminent Need to Replace Quinolones Group 1 (n=8) Dose A IV Day 1 Dose B Oral q24h Days 2-5 Screening (≤ 48 hours prior to randomization) End of Treatment (Day 6) Post Treatment Evaluation Follow-Up 5 -9 Days Post Last Dose 30 – 37 Days Post First Dose Group 2 (n=8) Dose B Oral q12h Day 1 Dose B Oral q24h Days 2-5 Group 3 (n=8) Dose C Oral q12h Day 1 Dose C Oral q24h Days 2-5 (1) clinicaltrials.gov Serial Blood and Urine Samples Collected for Pharmacokinetic (PK), Microbiologic and Safety Analyses

Value Proposition: Power of a Broad Spectrum Oral “Go Home”: early patient discharge: hospital cost savings “Stay Home”: avoid costly hospitalization Years 1-2: Set the Tone for early adoption and use Hospital Formulary Acceptance Hospital Field Force: ~85 representatives Complementary MSL field force Oral-Only Label Accelerates Community Adoption Years 2-3: Adoption Expands Quickly Referrals in years 1-2 drive use more broadly into the community A partner will accelerate this expansion Commercial Strategy in the U.S. Lessons from Levaquin: How to Build a Blockbuster Antibiotic

Omadacycline: Hospitalized ABSSSI Broad Spectrum IV to Oral Enables Early Discharge Source: AMR, US only, Full year 2015 (reflects only hospital in-patients) (1)30% will eventually have a defined causative pathogen and receive targeted therapy 33% 23% 20% 33% 23% 20% 20% 23% 18% Targeted (1st line(1)) “High Risk” Patients Vancomycin +/- Beta-lactam 2nd line 3rd line ABSSSI Patients (3.3M U.S.) “High Risk” Patients Non-Vanc MRSA coverage +/- Beta-lactam 2nd line 1st to 2nd 3rd line 2nd to 3rd “Low Risk” Patients broad spectrum; no MRSA coverage 2nd line 3rd line 1st line 2nd line 3rd line Branded narrow spectrum agents are used here Broad Spectrum (1st line) 20% 38% 28% 15% OMC 1st line OMC 2nd line 80% Addressable Market for Hospitalized ABSSSI ~ 650K

Omadacycline: Hospitalized CABP Broad Spectrum IV to Oral Enables Early Discharge Source: AMR, US only, Full year 2015 (reflects only hospital in-patients) (1)30% will eventually have a defined causative pathogen and receive targeted therapy Targeted (1st line(1)) CABP Patients (2.8M U.S.) Broad Spectrum (~88% 1st line) Generic IV agents used here 12% 23% 38% 27% 25% 25% 25% 19% 19% 19% 20% 20% 20% 88% 1st line 2nd line 3rd line β-lactam +/- macrolide or doxycycline (2/3 ComboTx) 2nd line 3rd line Quinolone +/- (2/3 MonoTx) 3rd line 2nd to 3rd Other broad spectrum (2/3 ComboTx) 2nd line 3rd line 2nd line 1st to 2nd OMC 2nd line Addressable Market for Hospitalized CABP ~ 900K OMC 1st line

Attribute Omadacycline(4) TMP/SMX(1,3) Tetracyclines(2,3) Clindamycin(2,3) Penicillins(2,3) Linezolid(2,3) MRSA Activity Streptococcus Activity Broad Spectrum Convenience of Dosing - - Favorable Oral Tolerability - - Limited Drug Interactions - - No Black Box Omadacycline: New Broad Spectrum Oral for ABSSSI Promising Profile for Serious Community Infections (1) JMI surveillance 2010, data on file (2) JMI Surveillance 2015, data on file (3) Product Label (4) Anticipated attributes based on current data Skin: No Effective Broad Spectrum Oral Approved Antibiotics

Omadacycline Opportunity in UTI Imminent Need to Replace Quinolones ~4M hospitalized patients ~25M community Rx total Source: AMR Data 2015 IMS analytic link MIDAS

Attribute Omadacycline(4) Quinolones(1,3) TMP/SMX(2,3) Penicillins (1.3) E. coli Activity ESBL + Activity VRE Activity Renal Excretion Convenience of Dosing - Favorable Oral Tolerability - Limited Drug Interactions - No Black Box Potential to Treat Antibiotic Resistance for UTI (1) JMI surveillance 2011, data on file (2) JMI Surveillance 2010, data on file (3) Product label (4) Anticipated attributes based on current data UTI: No Effective Broad Spectrum Oral-Only Approved Antibiotics